Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies
(10)	Commitments and Contingencies

(a)	Restricted Cash

Restricted interest-bearing cash accounts were established by the Company as additional collateral for outstanding borrowings under the Company’s TW Revolving Credit Facility, 2005-1 Bonds, 2011-1 Bonds, 2012-1 Bonds, TMCL Secured Debt Facility and TMCL II Secured Debt Facility. The total balance of these restricted cash accounts was $50,632 and $45,858 as of September 30, 2012 and December 31, 2011, respectively.

(b)	Trading Container Purchase Commitments

The Company entered into an agreement in November 2011 with a shipping line to purchase up to $18,730 of containers to be resold. The agreement expires at the earlier of November 2012 or when all of the equipment has been delivered. At September 30, 2012, $863 of containers remain to be delivered.